UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021 (August 2, 2021)

Hippo Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39711	98-1562010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Forest Avenue

Palo Alto, California 94301

(650) 294-8463

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HIPO	New York Stock Exchange
Warrants to purchase common stock	HIPO.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

INTRODUCTORY NOTE

Domestication and Merger Transactions

As previously announced, Reinvent Technology Partners Z (“RTPZ” and, after the Domestication as described below, “Hippo Holdings”), a Cayman Islands exempted company, previously entered into an Agreement and Plan of Merger, dated as of March 3, 2021 (the “Merger Agreement”), by and among RTPZ, RTPZ Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of RTPZ (“Merger Sub”), and Hippo Enterprises Inc., a Delaware corporation (“Hippo”).

On July 30, 2021, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 137 of the final prospectus and definitive proxy statement, dated July 9, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), RTPZ filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which RTPZ was domesticated and continues as a Delaware corporation, changing its name to “Hippo Holdings Inc.” (the “Domestication”).

As a result of and upon the effective time of the Domestication, among other things, (1) each of the then issued and outstanding RTPZ Class A ordinary shares converted automatically, on a one-for-one basis, into a share of Hippo Holdings common stock, (2) each of the then issued and outstanding RTPZ Class B ordinary shares converted automatically, on a one-for-one basis, into a share of Hippo Holdings common stock, (3) each then issued and outstanding RTPZ warrant converted automatically into a Hippo Holdings warrant and (4) each issued and outstanding RTPZ unit separated automatically into one share of Hippo Holdings common stock and one-fifth of one Hippo Holdings warrant.

As previously reported on the Current Report on Form 8-K filed with the SEC on July 30, 2021, RTPZ held an extraordinary general meeting, at which RTPZ’s shareholders voted to approve the proposals outlined in the Proxy Statement/Prospectus, including, among other things, the adoption of the Merger Agreement and the approval of the Domestication. On August 2, 2021, as contemplated by the Merger Agreement and described in the section titled “BCA Proposal” beginning on page 97 of the Proxy Statement/Prospectus, RTPZ and Hippo consummated the merger transactions contemplated by the Merger Agreement, whereby (i) Merger Sub merged with and into Hippo, with Hippo surviving as a wholly owned subsidiary of Hippo Holdings (the “First Merger”), and (ii) immediately following the First Merger, Hippo (as the surviving corporation of the First Merger) merged with and into Hippo Holdings, the separate corporate existence of Hippo ceased, and Hippo Holdings was the surviving corporation (together with the First Merger, the “Mergers,” and, the Mergers together with the Domestication, the “Business Combination”).

Immediately prior to the effective time of the First Merger (the “Effective Time”), (i) each share of Hippo preferred stock converted into shares of Hippo common stock at the then-effective conversion rate as calculated pursuant to the terms of Hippo’s Amended and Restated Certificate of Incorporation, (ii) the Hippo warrants were exercised in full on a cash or cashless basis or terminated without exercise, as applicable, in accordance with their respective terms, and (iii) the Hippo notes were automatically converted into shares of Hippo common stock in accordance with their respective terms. Subsequently, at the Effective Time, among other things, all Hippo options outstanding as of immediately prior to the Effective Time were converted into options to purchase shares of Hippo Holdings common stock (the “Hippo Holdings Options”), and all shares of Hippo common stock outstanding as of immediately prior to the Effective Time, together with shares of Hippo common stock reserved in respect of Hippo options outstanding as of immediately prior to the Effective Time that were converted into the Hippo Holdings Options, were cancelled in exchange for the right to receive, or the reservation of, an aggregate of 552,200,000 shares of Hippo Holdings common stock (at a deemed value of $10.00 per share) representing a pre-transaction equity value of Hippo of $5.522 billion (such total number of shares of Hippo Holdings common stock, the “Aggregate Merger Consideration”). The portion of the Aggregate Merger Consideration reflecting the conversion of the Hippo options into Hippo Holdings Options was calculated assuming that all Hippo Holdings Options were net-settled (although Hippo Holdings Options may by their terms be cash-settled, resulting in additional dilution and, therefore, a reduced Exchange Ratio). The Exchange Ratio was approximately 6.95433.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

PIPE Investment

As previously announced, on March 3, 2021, concurrently with the execution of the Merger Agreement, RTPZ entered into subscription agreements (the “Subscription Agreements”) with certain institutional and accredited investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, in the aggregate, 55,000,000 shares of Hippo Holdings common stock at $10.00 per share for an aggregate commitment amount of $550,000,000 (the “PIPE Investment”), a portion of which was funded by Reinvent Capital Fund LP (“Reinvent Capital Fund”), a fund co-founded by Reid Hoffman, Mark Pincus and Michael Thompson. The PIPE Investment was consummated substantially concurrently with the Closing. PIPE Investors other than Reinvent Capital Fund (the “Third-Party PIPE Investors”) purchased 54,000,000 shares of Hippo Holdings common stock, at $10.00 per share, for approximately $540,000,000 of gross proceeds. Reinvent Capital Fund purchased 1,000,000 shares of Hippo Holdings common stock, at $10.00 per share, for approximately $10,000,000 of gross proceeds. Following the Business Combination, Hippo Holdings used $95,000,000 to acquire 9,500,000 shares of Hippo Holdings common stock from certain stockholders of Hippo prior to the Business Combination (the “Hippo Redemption”).

Following the Business Combination and after giving effect to the redemption of 19,261,380 shares of RTPZ’s Class A common stock in connection with the Business Combination (the “RTPZ Redemption”), the consummation of the PIPE Investment and the Hippo Redemption, (1) the stockholders of Hippo prior to the Business Combination own 89.5% of outstanding Hippo Holdings common stock, assuming the issuance of approximately 52.7 million shares of Hippo Holdings common stock underlying rollover options that do not represent legally outstanding shares of Hippo common stock at Closing, (2) the Third-Party PIPE Investors own 9.0% of outstanding Hippo Holdings common stock, (3) existing public shareholders of RTPZ (Class A ordinary shares) own 0.6% of outstanding Hippo Holdings common stock and (4) the Sponsor and the independent directors of RTPZ prior to the election of the current board of directors of Hippo Holdings, as former holders of the RTPZ Class B ordinary shares, collectively own 0.9% of outstanding Hippo Holdings common stock. After giving effect to the Business Combination, the RTPZ Redemption, the Hippo Redemption and the consummation of the PIPE Investment, there were 559,731,226 shares of Common Stock issued and outstanding.

Hippo Holdings’ common stock and warrants commenced trading on the New York Stock Exchange under the symbols “HIPO” and “HIPO.WS,” respectively, on August 3, 2021, subject to ongoing review of Hippo Holdings’ satisfaction of all listing criteria following the Business Combination.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus, and such definitions are incorporated herein by reference.

Unless the context otherwise requires, “we,” “us” and “our” refer to Hippo Holdings Inc., a Delaware corporation (prior to the Business Combination, Reinvent Technology Partners Z, a Cayman Islands exempted company), following the completion of the Business Combination.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note—Domestication and Merger Transactions” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as RTPZ was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Current Report on Form 8-K, Hippo Holdings has ceased to be a shell company. Accordingly, Hippo Holdings is providing the information below that would be included in a Form 10 if Hippo Holdings were to file a Form 10. Please note that the information provided below relates to Hippo Holdings as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Report, including information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When Hippo Holdings discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Hippo Holdings’ management.

Forward-looking statements in this 8-K and in any document incorporated by reference in this 8-K may include, for example, statements about:

•	the projected financial information, anticipated growth rate, and market opportunity of Hippo Holdings;

•	the ability to maintain the listing of Hippo Holdings common stock and Hippo Holdings warrants on NYSE following the Business Combination;

•	our public securities’ potential liquidity and trading;

•	our ability to raise financing in the future;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors;

•	the impact of the regulatory environment and complexities with compliance related to such environment;

•	our future results of operations and financial positions;

•	our ability to attract, retain, and expand our customer base;

•	our ability to maintain and enhance our brand and reputation;

•	our lack of operating history and ability to attain profitability;

•	our ability to effectively manage the growth of our business;

•	the effects of seasonal trends on our results of operation;

•	our ability to attain greater value from each customer;

•	our ability to compete effectively in our industry;

•	our ability to maintain reinsurance contracts;

•	our ability to utilize our proprietary technology;

•	our ability to underwrite risks accurately and charge profitable rates;

•	our ability to protect our intellectual property;

•	our ability to expand our product offerings or improve existing ones;

•	our ability to attract and retain personnel;

•	potential harm caused by misappropriation of our data and compromises in cybersecurity;

•	potential harm caused by changes in internet search engines’ methodologies;

•	our ability to raise additional capital;

•	fluctuations in our results of operation and operating metrics;

•	our ability to receive, process, store, use and share data, and compliance with laws and regulations related to data privacy and data security;

•	our ability to stay in compliance with laws and regulation that currently apply, or become applicable, to our business, both in the United States and internationally;

•	our inability to predict the lasting impacts of COVID-19 to our business in particular, and the global economy generally;

•	our expected uses of the cash on our balance sheet; and

•	other factors detailed under the section entitled “Risk Factors” beginning on page 28 of the Proxy Statement/Prospectus and incorporated herein by reference.

Business

Hippo Holdings’ business is described in the Proxy Statement/Prospectus in the section titled “Information About Hippo” beginning on page 215, which is incorporated herein by reference.

Risk Factors

The risks associated with Hippo Holdings’ business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 28 and are incorporated herein by reference.

Financial Information

The audited financial statements of Hippo as of and for the years ended December 31, 2020 and 2019 and the unaudited financial statements of Hippo as of and for the three months ended March 31, 2021 and March 31, 2020 are set forth in the Proxy Statement/Prospectus in the section titled “Hippo Enterprises Inc. and Subsidiaries Consolidated Financial Consolidated Financial Statements” beginning on page F-45 and are incorporated herein by reference. The audited financial statements of Spinnaker Insurance Company as of and for the years ended December 31, 2019 and December 31, 2020 and the unaudited financial statements of Spinnaker Insurance Company as of and for the six months ended June 30, 2020 and 2019 are set forth in the Proxy Statement/Prospectus in the section titled “Spinnaker Insurance Company Consolidated Financial Statements” beginning on page F-115 and are incorporated herein by reference. The unaudited pro forma condensed combined financial information of RTPZ and Hippo as of March 31, 2021 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Hippo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations is described in the Proxy Statement/Prospectus in the section titled “Hippo Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 239 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Hippo Holdings common stock following the consummation of the Business Combination and the PIPE Investment by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Hippo Holdings common stock;

•	each of Hippo Holdings’ current named executive officers and directors; and

•	all current executive officers and directors of Hippo Holdings as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, Hippo Holdings believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Number of Shares of Hippo Holdings Common Stock	+60 Days Vested	Number of Shares Beneficially Owned	%
Name and Address of Beneficial Owner(1)(2)
Five Percent Holders:
Fifth Wall Ventures L.P. and affiliates(3)	74,198,521	—	74,198,521	12.6%
LEN FW and affiliates(4)	29,239,123	—	29,239,123	4.705%
Mitsui Sumitomo Insurance, Ltd.(5)	39,555,425	—	39,555,425	6.365%
Comcast Ventures, LP (6)	26,587,964	—	26,587,964	4.246%
RPM Ventures III, L.P.(7)	30,644,982	—	30,644,982	4.243%
Directors and Executive Officers of Post-Business Combination:
Assaf Wand(8)	32,320,815	9,172,034	41,492,849	8.4078%
Richard McCathron(9)	2,508,501	1,815,831	4,324,332	*
Eric Feder	—	—	—	—
Sam Landman	—	—	—	—
Hugh Frater(10)	1,076,362	—	1,076,362	*
Noah Knauf	—	—	—	—
Sandra Wijnberg(11)	—	243,401	243,401	*
Simon Fleming-Wood(12)	—	2,086,299	2,086,299	*
Lori Dickerson Fouché	—	—	—	—
Amy Errett	—	—	—	—
Aviad Pinkovezky(13)	1,670,920	1,101,107	2,772,027	*
Ran Harpaz(14)	2,104,125	173,858	2,277,981	*
Stewart Ellis(15)	3,366,803	—	3,366,803	*
All Directors and Executive Officers of the Combined Company as a Group (13 individuals)	43,047,526	14,592,530	57,640,054	10.57%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Hippo Holdings Inc., 150 Forest Avenue, Palo Alto, California 94301.
(2)

Prior to the Closing, holders of record of RTPZ Class A ordinary shares and RTPZ Class B ordinary shares were entitled to one vote for each share held on all matters to be voted on by RTPZ shareholders and vote together as a single class, except as required by law; provided, that holders of RTPZ Class B ordinary shares had the right to elect all of RTPZ’s directors prior to the Closing, and holders of RTPZ’s Class A ordinary shares were not entitled to vote on the election of directors during such time. As a result of and upon the effective time of the Domestication, (a) each of the then issued and outstanding RTPZ Class A ordinary shares converted automatically, on a one-for-one basis, into a share of Hippo Holdings common stock and (b) each of the then issued and outstanding RTPZ Class B ordinary shares converted automatically, on a one-for-one basis, into a share of Hippo Holdings common stock.

(3)

Consists of 74,198,521 shares of Hippo Holdings common stock, of which (i) 51,477,246 are common stock directly held by Fifth Wall Ventures SPV IV L.P., (ii) 458,603 are common stock directly held by Fifth Wall Ventures SPV XVII, L.P. and (iii) 22,721,275 are common stock directly held by Fifth Wall Ventures, L.P. Fifth Wall Ventures, L.P. has granted LEN FW Investor, LLC an irrevocable voting proxy in respect of the shares referred to in clause (i) herein, which are held directly by Fifth Wall Ventures SPV IV L.P. The address of the above persons and entities is 11360 Mindanao Way, Suite 100B, Marina Del Rey, California 90292.

(4)

Consists of 29,239,123 shares of Hippo Holdings common stock. The shares referred to in footnote 3 clause (i) herein are directly held by Fifth Wall Ventures SPV IV L.P. but may be deemed to be beneficially owned by LEN FW Investor, LLC as a result of an irrevocable voting proxy. Eric Feder is currently a member of our board of directors and an officer of the parent of LEN FW Investor, LLC. The address of the above persons and entities is 700 Northwest 107th Avenue, Miami, Florida 33172.

(5)	Consists of 39,555,425 shares of Hippo Holdings common stock. Mitsui Sumitomo Insurance Co., Ltd.’s address is 9, Kanda-Surugadai 3-chome, Chiyoda-Ku, Tokyo, Japan.
(6)

Consists of 26,587,964 shares of Hippo Holdings common stock, of which (i) 26,388,639 are common stock directly held by Comcast Ventures, LP and (ii) 199,325 are common stock held directly by Comcast Warranty and Home Insurance Agency, LLC, an affiliate of Comcast Ventures, LP. The address of the above persons and entities is 1701 John F. Kennedy Blvd., Philadelphia, Pennsylvania 19103.

(7)

Consists of 30,644,982 shares of Hippo Holdings, of which (i) 26,369,086 are common stock directly held by RPM Ventures III, L.P. and (ii) 4,275,687 are common stock directly held by BGW Ventures II, LP, an affiliate of RPM Ventures III, L.P. The address of the above persons and entities is 320 N. Main Street, Suite 400, Ann Arbor, Michigan 48104.

(8)

Consists of (i) 41,492,849 shares of Hippo Holdings common stock, of which approximately 17,087,948 shares are held by Mr. Wand and 15,232,867 shares are held by Mr. Wand as trustee of a trust, and (ii) approximately 9,172,034 shares of Hippo Holdings common stock issuable pursuant to Hippo options of which all are held by Mr. Wand and none are held by Mr. Wand as trustee of a trust.

(9)

Consists of (i) 4,324,332 shares of Hippo Holdings common stock, of which approximately 2,508,501 shares are held by Mr. McCathron and (ii) 1,815,831 shares of Hippo Holdings common stock issuable pursuant to Hippo options.

(10)

Consists of (i) 1,076,362 shares of Hippo Holdings common stock, all of which are held by Mr. Frater as trustee of a trust and (ii) no shares of Hippo Holdings common stock issuable pursuant to Hippo options.

(11)	Consists of (i) no shares of Hippo Holdings common stock and (ii) 243,3401 shares of Hippo Holdings common stock issuable pursuant to Hippo options.
(12)	Consists of (i) no shares of Hippo Holdings common stock and (ii) 2,086,299 shares of Hippo Holdings common stock issuable pursuant to Hippo options.
(13)

Consists of (i) 2,772,027 shares of Hippo Holdings common stock, of which 1,670,920 shares are held by Mr. Pinkovezky as trustee of a trust and (ii) 1,101,107 shares of Hippo Holdings common stock issuable pursuant to Hippo options of which all are held by Mr. Pinkovezky and none are held by Mr. Pinkovezky as trustee of a trust.

(14)

Consists of (i) 2,277,981 shares of Hippo Holdings common stock, of which approximately 2,104,125 shares are held by Mr. Harpaz and (ii) 173,858 shares of Hippo Holdings common stock issuable pursuant to Hippo options.

(15)

Consists of (i) 3,366,803 shares of Hippo Holdings common stock, 3,108,425 of which are held by Mr. Ellis and 258,378 of which are held by Mr. Ellis as trustee of a trust and (ii) no shares of Hippo Holdings common stock issuable pursuant to Hippo options.

Directors and Executive Officers

Hippo Holdings’ directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Management of Hippo Holdings Following the Business Combination” beginning on page 277 and that information is incorporated herein by reference. Additionally, interlocks and insider participation information regarding Hippo Holdings’ executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of Hippo Holdings Following the Business Combination—Compensation Committee Interlocks and Insider Participation” beginning on page 281 and that information is incorporated herein by reference. Eric Feder, Noah Knauf and Sam Landman were appointed to serve as Class I directors, with terms expiring at Hippo Holdings’ first annual meeting of stockholders following the Closing; Richard McCathron, Hugh R. Frater and Lori Dickerson Fouché were appointed to serve as Class II directors, with terms expiring at Hippo Holdings’ second annual meeting of stockholders following the Closing; and Assaf Wand, Sandra Wijnberg and Amy Errett were appointed to serve as Class III directors, with terms expiring at Hippo Holdings’ third annual meeting of stockholders following the Closing.

Executive Compensation

The executive compensation of Hippo’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation” beginning on page 282 and that information is incorporated herein by reference.

Director Compensation

The compensation of Hippo’s directors is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Director Compensation” beginning on page 286 and that information is incorporated herein by reference. In connection with the Closing, Hippo Holdings adopted a Non-Employee Director Compensation Program. Pursuant to the Non-Employee Director Compensation Program, our non-employee directors will receive cash compensation as follows:

•

Each non-employee director will receive an annual cash retainer in the amount of $35,000 per year. The non-executive chairperson of the board will receive an additional annual cash compensation in the amount of $22,500 per year for such chairperson’s service on the board.

•

The chairperson of the audit committee will receive additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the audit committee. Each non-chairperson member of the audit committee will receive additional annual cash compensation in the amount of $10,000 per year for such member’s service on the audit committee.

•

The chairperson of the compensation committee will receive additional annual cash compensation in the amount of $12,000 per year for such chairperson’s service on the compensation committee. Each non-chairperson member of the compensation committee will receive additional annual cash compensation in the amount of $6,000 per year for such member’s service on the compensation committee.

•

The chairperson of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $8,000 per year for such chairperson’s service on the nominating and corporate governance committee. Each non-chairperson member of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $4,000 per year for such member’s service on the nominating and corporate governance committee.

Under the Non-Employee Director Compensation Program, each non-employee director will automatically be granted that number of restricted stock units (“RSUs”) calculated by dividing (i) $300,000 by (ii) the grant date value upon the director’s initial appointment or election to our board of directors, referred to as the ‘‘Initial Grant”, and that number of RSUs calculated by dividing (i) $150,000 by (ii) the grant date value automatically on the date of each annual stockholder’s meeting thereafter, referred to as the ‘‘Annual Grant”. Each non-employee director who was elected to the board within one year of the date hereof will, subject to the registration of the common stock on a Form S-8, be granted an Initial Grant automatically on the date following the date on which the registration of the common stock on a Form S-8 becomes effective, subject to the director’s continued service through the date of grant. The Initial Grant will vest as to one-third of the RSUs on each anniversary of the date of grant (or for Initial Grants made effective upon the Form S-8, the date when the director commences services on the board), subject to continued service through each applicable vesting date. The Annual Grant will vest in full on the earlier of (i) the first anniversary of the date of grant and (ii) immediately prior to the next annual stockholder’s meeting following the date of grant, subject to continued service through each applicable vesting date. All equity awards held by a director will vest in full upon the consummation of a Change in Control (as defined in the 2021 Plan).

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of Hippo Holdings are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 291 and are incorporated herein by reference.

Legal Proceedings

On June 4, 2021, Nicholas Kalair filed a putative class action complaint against Hippo in the U.S. District Court for the Northern District of California, alleging violations of the Telephone Consumer Protection Act, individually and on behalf of a putative nationwide class of individuals who received calls or voice messages from Hippo or its agents in the four years prior to the filing of the complaint. Plaintiff voluntarily dismissed the lawsuit without prejudice on July 23, 2021.

Reference is also made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Hippo—Legal Proceedings” beginning on page 238, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

Shares of Hippo Holdings common stock and Hippo Holdings warrants began trading on the NYSE under the symbols “HIPO” and “HIPO.WS,” respectively, on August 3, 2021, in lieu of the ordinary shares, warrants and units of RTPZ. The payment of cash dividends in the future will be dependent upon the revenues and earnings, if any, capital requirements and general financial condition of Hippo Holdings. The payment of any cash dividends will be within the discretion of Hippo Holdings’ board of directors. Hippo Holdings’ board of directors is not currently contemplating and does not anticipate declaring stock dividends nor is it currently expected that Hippo Holdings’ board of directors will declare any dividends in the foreseeable future. Further, the ability of Hippo Holdings to declare dividends may be limited by the terms of financing or other agreements entered into by Hippo Holdings or its subsidiaries from time to time.

RTPZ’s Class A ordinary shares, warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” on page 27 and such information is incorporated herein by reference.

Holders of Record

Following the completion of the Business Combination, including as described above, the consummation of the PIPE Investment and the separation of the former RTPZ units, there were 559,731,226 shares of Hippo Holdings common stock outstanding that were held of record by approximately 401 holders, and no shares of preferred stock outstanding.

Securities Authorized for Issuance Under 2021 Incentive Plan

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Incentive Award Plan Proposal” beginning on page 157 thereof, which is incorporated herein by reference to this Report. The Incentive Award Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by RTPZ’s stockholders at the Extraordinary General Meeting.

Securities Authorized for Issuance Under Employee Stock Purchase Plan

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “ESPP Proposal” beginning on page 136 thereof, which is incorporated herein by reference to this Report. The 2021 Employee Stock Purchase Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by RTPZ’s stockholders at the Extraordinary General Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by Hippo Holdings of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of Hippo Holdings’ securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Hippo Holdings Securities” beginning on page 302 and is incorporated herein by reference.

Registration Rights Agreement

On August 2, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Hippo Holdings, the Sponsor and the other holders of RTPZ Class B ordinary shares, and certain former stockholders of Hippo, including certain of Hippo’s directors and officers, entered into the Registration Rights Agreement. The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 114 titled “BCA Proposal—Related Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.5 to this Report and is incorporated herein by reference.

Indemnification of Directors and Officers

Hippo Holdings has entered into indemnification agreements with each of its directors and executive officers. Under the terms of such indemnification agreements, Hippo Holdings is required to indemnify Hippo Holdings’ officers and directors to the fullest extent authorized or permitted by applicable law. Hippo Holdings is required to indemnify each of Hippo Holdings’ directors and officers if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was a director or officer of Hippo Holdings or was serving at Hippo Holdings’ request as a director, officer, employee or agent for another entity. Hippo Holdings must indemnify Hippo Holdings’ officers and directors against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such action, suit or proceeding if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of Hippo Holdings, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. Hippo Holdings’ bylaws also require Hippo Holdings to advance expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding, provided that such person will repay any such advance if it is ultimately determined that such person is not entitled to indemnification by Hippo Holdings. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Further information about the indemnification of Hippo Holdings’ directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of Hippo Holdings Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 311 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note—PIPE Investment” above is incorporated into this Item 3.02 by reference.

Hippo Holdings issued the foregoing shares of common stock in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 3.03. Material Modification to Rights of Security Holders.

Prior to the consummation of the Business Combination, Hippo Holdings filed a Certificate of Incorporation with the Secretary of State of the State of Delaware and adopted bylaws. The material terms of the Certificate of Incorporation and bylaws and the general effect upon the rights of holders of RTPZ’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 137 and “Organizational Documents Proposals” beginning on page 140, which are incorporated by reference herein.

The disclosures set forth under the Introductory Note and in Item 2.01 of this Report are also incorporated herein by reference. A copy of the Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated herein by reference and a copy of the bylaws is included as Exhibit 3.2 to this Report and incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the transactions contemplated by the Merger Agreement and documents related thereto, and in accordance with the terms of the Merger Agreement, each executive officer of RTPZ ceased serving in such capacities, and Reid Hoffman, Mark Pincus, Michael Thompson, Lee Linden, Linda Rottenberg, Julie Hanna and Byron Auguste ceased serving on RTPZ’s board of directors.

Prior to the Domestication, Assaf Wand, Richard McCathron, Amy Errett, Eric Feder, Lori Dickerson Fouché, Hugh R. Frater, Noah Knauf, Sam Landman and Sandra Wijnberg were appointed as directors of RTPZ (and consequently as directors of Hippo Holdings after the Domestication) by the holders of Class B ordinary shares of RTPZ, to serve until the end of their respective terms and until their successors are elected and qualified. Sandra Wijnberg, Hugh Frater and Noah Knauf were appointed to serve on Hippo Holdings’ audit, risk and compliance committee with Sandra Wijnberg serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Noah Knauf and Sam Landman were appointed to serve on Hippo Holdings’ compensation committee with Noah Knauf serving as the chair. Lori Dickerson Fouché, Amy Errett and Sam Landman were appointed to serve on the nominating and corporate governance committee.

Assaf Wand was appointed as Hippo Holdings’ Chief Executive Officer, Richard McCathron was appointed as Hippo Holdings’ President, Stewart Ellis was appointed as Hippo Holdings’ Chief Financial Officer, Ran Harpaz was appointed as Hippo Holdings’ Chief Technology Officer, Simon Fleming-Wood was appointed as Hippo Holdings’ Chief Marketing Officer and Aviad Pinkovezky was appointed as Hippo Holdings’ Chief Product Officer.

Compensatory Arrangements for Directors

Hippo has not historically maintained a formal non-employee director compensation program but has made stock and option grants to non-employee directors when determined appropriate. In fiscal year 2020, no director received cash for their services on the Hippo board. However, in September 2020, Hippo granted Ms. Wijnberg an option to purchase 35,000 shares of Hippo common stock. Ms. Wijnberg’s option vests as to 1/12th of the shares on each quarterly anniversary of September 28, 2020, subject to her continued service through the applicable vesting date.

Messrs. Wand and McCathron did not receive additional compensation for their service as directors. In connection with the Closing, Hippo Holdings adopted a Non-Employee Director Compensation Program.

2020 Director Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to Hippo’s non-employee directors during 2020.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Sandra Wijnberg	—	73,121	—	73,121
All Other Non-Employee Directors(2)	—	—	—	—

(1)

Amounts reported represent the aggregate fair value of options granted to Ms. Wijnberg computed in accordance with FASB ASC Topic 718 in fiscal year 2020. Assumptions used in the calculation of these amounts are included in Note 17 to our audited consolidated financial statements included in this proxy statement/prospectus. As of December 31, 2020, Ms. Wijnberg held an aggregate of options to purchase 35,000 shares of Hippo common stock. No options or other equity awards were held by Hippo’s other non-employee directors as of December 31, 2020.

(2)	All Other Non-Employee Directors include Eric Feder, Sam Landman, Hugh Frater, Lori Dickerson Fouché, Amy Errett and Noah Knauf.

We approved and implemented a compensation program for our non-employee directors, or the Non-Employee Director Compensation Program, effective in connection with the consummation of the Business Combination, a copy of which is included as Exhibit 10.17 to this Report and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, Hippo Holdings ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “BCA Proposal” beginning on page 97 and “Domestication Proposal” beginning on page 137, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 8.01. Other Events.

As a result of the Business Combination, Hippo Holdings became the successor issuer to RTPZ. Pursuant to Rule 12g-3(a) under the Exchange Act, Hippo Holdings’ common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Hippo as of and for the years ended December 31, 2020 and 2019 and the unaudited financial statements of Hippo as of and for the three months ended March 31, 2021 and March 31, 2020 are set forth in the Proxy Statement/Prospectus in the section titled “Hippo Enterprises Inc. and Subsidiaries Consolidated Financial Consolidated Financial Statements” beginning on page F-45 and are incorporated herein by reference. The audited financial statements of Spinnaker Insurance Company as of and for the years ended December 31, 2019 and December 31, 2020 and the unaudited financial statements of Spinnaker Insurance Company as of and for the six months ended June 30, 2020 and 2019 are set forth in the Proxy Statement/Prospectus in the section titled “Spinnaker Insurance Company Consolidated Financial Statements” beginning on page F-115 and are incorporated herein by reference. The unaudited pro forma condensed combined financial information of RTPZ and Hippo as of March 31, 2021 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of RTPZ and Hippo as of March 31, 2021 filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated as of March 3, 2021, by and among Reinvent Technology Partners Z, RTPZ Merger Sub Inc. and, Hippo Enterprises, Inc. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-254691) filed on July 8, 2021).

3.1	Certificate of Incorporation of Hippo Holdings Inc.

3.2	Bylaws of Hippo Holdings Inc.

4.1	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registrant’s registration statement on Form S-1 filed with the SEC on November 2, 2020).

4.2	Warrant Agreement, dated November 18, 2020, by and between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 23, 2020).

10.1	Form of Indemnification Agreement.

10.2	Sponsor Support Agreement, dated March 3, 2021, by and among the Sponsor, each officer and director of the Company, the Company, and Hippo (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 (File No. 333-256491) filed on July 8, 2021).

10.3	Hippo Support Agreement, dated March 3, 2021, by and among RTPZ, Hippo, each officer and director of Hippo and certain stockholders of Hippo (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 (File No. 333-256491) filed on July 8, 2021).

10.4	Sponsor Agreement, dated March 3, 2021, by and among the Sponsor, RTPZ, and Hippo (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 (File No. 333-256491) filed on July 8, 2021).

10.5	Registration Rights Agreement by and among Hippo Holdings, the Sponsor and the other holders of Class B ordinary shares, and certain former stockholders of Hippo.

10.6+	Hippo Holdings Inc. 2021 Employee Stock Purchase Plan.

10.7+	Hippo Holdings Inc. 2021 Incentive Award Plan.

10.8+	Form of Option Agreement under Hippo Holdings Inc. 2021 Incentive Award Plan.

10.9+	Form of Restricted Stock Unit Agreement under Hippo Holdings Inc. 2021 Incentive Award Plan.

10.11	Form of Subscription Agreement (incorporated by reference to Exhibit 10.21 to the Registration Statement on Form S-4 (File No. 333-256491) filed on July 8, 2021).

10.12+	Offer Letter Agreement, dated as of February 5, 2019, by and between Hippo Analytics Inc. and Stewart Ellis (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form S-4 (File No. 333-256491) filed on July 8, 2021).

10.13+	Employment Agreement, dated as of December 9, 2015, by and between Hippo Analytics Inc. and Aviad Pinkovezky (incorporated by reference to Exhibit 10.23 to the Registration Statement on Form S-4 (File No. 333-256491) filed on July 8, 2021).

10.14+	Offer Letter Agreement, dated as of October 14, 2020, by and between Hippo Analytics, Inc. and Simon Fleming-Wood (incorporated by reference to Exhibit 10.24 to the Registration Statement on Form S-4 (File No. 333-256491) filed on July 8, 2021).

10.15+	Employment Agreement, dated as of January 1, 2016, by and between Hippo Analytics Inc. and Assaf Wand (incorporated by reference to Exhibit 10.25 to the Registration Statement on Form S-4 (File No. 333-256491) filed on July 8, 2021).

10.16+	Employment Agreement, dated as of January 26, 2017, by and between Hippo Analytics Inc. and Rick McCathron (incorporated by reference to Exhibit 10.26 to the Registration Statement on Form S-4 (File No. 333-256491) filed on July 8, 2021).

10.17+	Hippo Holdings Inc. Non-Employee Director Compensation Program.

10.18	Lease Agreement by and between 601 Congress LP and Hippo Analytics Inc., dated as of January 30, 2019.

10.19	First Amendment to Lease Agreement by and between 601 Congress LP and Hippo Analytics Inc., dated as of May 9, 2019.

10.20	Second Amendment to Lease Agreement by and between 601 Congress LP and Hippo Analytics Inc., dated as of June 26, 2019.

10.21	Lease Agreement by and between Tallwood Forest, LLC and Hippo Analytics Inc., dated as of June 14, 2019.

10.22	Amendment to Lease Agreement by and between Tallwood Forest, LLC and Hippo Analytics Inc., dated as of November 24, 2020.

10.23	Office Lease by and between Elevate Sabine, LLC and Hippo Analytics Inc., dated as of July 2, 2020.

10.24	First Amendment to Office Lease by and between Elevate Sabine, LLC and Hippo Analytics Inc., dated as of October 29, 2020.

10.25	Lease Agreement by and between 522 Congress, LP and Hippo Analytics Inc., dated as of December 15, 2017.

10.26	First Amendment to Lease Agreement by and between 522 Congress LP and Hippo Analytics Inc., dated as of June 26, 2019.

10.27	Second Amendment to Lease Agreement by and between 522 Congress LP and Hippo Analytics Inc., dated as of July 7, 2021.

21.1	List of Subsidiaries.

99.1	Unaudited pro forma condensed combined financial information of Reinvent Technology Partners Z and Hippo Enterprises, Inc. as of March 31, 2021.

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hippo Holdings Inc.

Date: August 5, 2021	By:	/s/ Assaf Wand
	Name:	Assaf Wand
	Title:	Chief Executive Officer